UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2025

Smith Micro Software, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive Pittsburgh, PA	15237
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (412) 837-5300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMSI	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Maters to a Vote of Security Holders.

(a) On June 3, 2025, Smith Micro Software, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the "Annual Meeting"). Of the 19,458,750 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, 12,972,102 shares (or 66.7%), constituting a quorum, were represented at the Annual Meeting in person (online) or by proxy.

(b) Five proposals were submitted by the Company’s Board of Directors to a vote of Company stockholders, and the final results of the voting on each proposal are noted below.

Proposal No. 1: Stockholders elected two directors to the Company’s Board of Directors to hold office until the Company’s 2028 annual meeting of stockholders or until their successors are duly elected and qualified. The votes on this proposal were as follows:

Name of Nominee	For	Withheld	Broker Non-Votes
Andrew Arno	7,945,749	1,664,112	3,362,241
Samuel Gulko	7,718,355	1,891,506	3,362,241

Proposal No. 2: Stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,767,683	2,249,704	592,474	3,362,241

Proposal No. 3: Stockholders ratified the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
11,518,849	1,300,389	152,864	0

Proposal No. 4: Stockholders approved an amendment to the Smith Micro Software, Inc. Amended and Restated Omnibus Equity Incentive Plan. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
7,266,568	2,145,830	197,463	3,362,241

Proposal No. 5: Stockholders approved an amendment to the Smith Micro Software, Inc. Amended and Restated Employee Stock Purchase Plan. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
8,613,983	794,257	201,621	3,362,241

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: June 4, 2025	By:	/s/ William W. Smith, Jr.
William W. Smith, Jr.
President and Chief Executive Officer